                                                                   EXHIBIT 10.21


                           AMENDMENT NO. 1 AND WAIVER
                          Dated as of December 12, 2001

                                       to

                                CREDIT AGREEMENT
                            Dated as of May 24, 2000



     REINSURANCE GROUP OF AMERICA, INCORPORATED, as Borrower, the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

     1. Credit Agreement. Reference is made to the Credit Agreement, dated as of May 24, 2000 among Reinsurance Group of America, Incorporated, as Borrower, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent, and Royal Bank of Canada, as Co-Agent (as amended prior to the date hereof, the "Credit Agreement"). Terms used but not defined in this Amendment (this Amendment") are used herein with the meaning ascribed to them in the Credit Agreement.

     2. Amendments. On and after the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

     (a) Section 4.19 to the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Subsidiary, except that this
          Section 4.19 shall not apply to (a) any issuance by the Borrower of any of its Capital Securities, (b) any issuance by a Subsidiary of any of its Capital Securities to the Borrower or a Wholly Owned Subsidiary, (c) any issuance by a Subsidiary of any of its Capital Securities to the holders of the common stock of such Subsidiary made pro rata to the relative amounts of such common stock held by such holders, (d) any disposition by the Borrower or any Subsidiary of any Capital Securities of a Subsidiary to the Borrower or a Wholly Owned Subsidiary, (e) any issuance by a Subsidiary that is not a Material Subsidiary of less than 50% of its Capital Securities, and (f) any issuance by an RGA Trust of Trust Preferred Securities."

     (b) The following new definitions shall be added in the correct alphabetical order to Section 10.01 of the Credit Agreement:

     (i) "Amendment No. 1 and Waiver" means this Amendment No. 1 and Waiver dated as of December 12, 2001 to the Credit Agreement dated as of May 24, 2000, among Reinsurance Group of America, Incorporated, as Borrower, The Bank of New York, as Administrative Agent, Bank of

          America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent, and Royal Bank of Canada, as Co-Agent.

     (ii) "RGA Trust" means either of RGA Capital Trust I or RGA Capital Trust II, in each case a Wholly Owned Subsidiary of the Borrower formed solely for the purpose of issuing Trust Preferred Securities.

    (iii) "TPS Exclusion Amount" means, on the date of determination, an amount equal to 15% of the sum of (i) the accreted value of the Trust Preferred Securities outstanding on such date, (ii) Consolidated Indebtedness as of such date (excluding, to the extent otherwise included, the Trust Preferred Securities) and (iii) the Consolidated Net Worth as of such date (excluding, to the extent otherwise included, the Trust Preferred Securities).

     (iv) "Trust Guaranty" means the guarantee issued by the Borrower in connection with the Trust Preferred Securities Transaction substantially as described on Annex A hereto.

     (v) "Trust Preferred Securities" means the Trust Preferred Securities referred to and substantially as described in Annex A to this Amendment No. 1 and Waiver.

     (vi) "Trust Preferred Securities Documentation" means the agreements, instruments and other documents pursuant to which the RGA Trust is established and funded and the Trust Preferred Securities are issued, in each case substantially in the form and substance as described in Annex A to Amendment No. 1 and Waiver, as reasonably determined by the Administrative Agent, as such documentation may be waived, amended or otherwise modified from time to time with the consent of the Administrative Agent, which consent will not be unreasonably withheld.

    (vii) "Trust Preferred Securities Transaction" means the transactions leading to the issuance of the Trust Preferred Securities, including the formation of the Trust, the issuance of the Trust Guaranty and the issuance of the Trust Preferred Securities.

     (c) The following definitions in Section 10.10 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

          "Permitted Guaranty" means any Guaranty that (a) is an endorsement of a check for collection in the ordinary course of business, (b) is a Guaranty of and only of the obligations of the Borrower under the Loan Documents, (c) constitutes Indebtedness for purposes of calculating the covenant in Section 4.21, (d) is a Trust Guaranty or
          (e) is a Guaranty, not otherwise specifically covered in this definition, of Liabilities of a Subsidiary in an aggregate amount at any time outstanding not exceeding $15,000,000.

          "Permitted Restrictive Covenant" means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof,
          (c) any covenant or restriction of the type contained in Section 4.11 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith, (d) any covenant or restriction described in Schedule 4.18, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, (e) any covenant or restriction requiring the approval of the Applicable Insurance Regulatory Authority prior to the making of payments by RGA Re under
          (i) the 7.35% surplus note dated December 15, 1997 made by RGA Re or
          (ii) the 7.08% surplus note dated December 11, 1998 made by RGA Re,
          (f) any covenant or restriction of the type contained in Section 4.11 that is contained in (i) the documents governing the senior notes issued by the Borrower on or about March 22, 1996, or (ii) the indenture governing the senior notes issued by the Borrower on or about December 18, 2001, in each case to the extent such covenant or restriction limits the ability of any Subsidiary to create any Lien on the Capital Securities of any other Subsidiary held by such Subsidiary, or (g) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c), (d), (e) or (g), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

     (d) The definition of "Consolidated Indebtedness" shall be amended and restated in its entirety to read as follows:

          "Consolidated Indebtedness" means, at any time, the consolidated Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time; provided, however, for purposes of calculating the covenant contained in Section 4.21, Consolidated Indebtedness shall not include
          (i) the obligation of the Borrower or any Subsidiary that is an Insurance Company under letters of credit, to the extent undrawn, supporting the liability of such Subsidiary in respect of any reinsurance underwritten by such Subsidiary and (ii) the aggregate outstanding Indebtedness evidenced by the Trust Preferred Securities to the extent the accreted value of such Indebtedness does not exceed the TPS Exclusion Amount.

     (e) The definition of "Consolidated Net Worth" shall be amended and restated in its entirety to read as follows:

          "Consolidated Net Worth" means, at any time, without duplication, the consolidated stockholders' equity of the Borrower and the Consolidated Subsidiaries (without giving effect to any adjustment made pursuant to FASB 115 to the extent less than $50,000,000) less their consolidated Mandatorily Redeemable Stock (except to the extent deducted in determining such consolidated stockholders' equity) plus the aggregate outstanding amount of Trust Preferred Securities not in excess of the TPS Exclusion Amount, in each case, as of such time.

     3. Waiver. The Administrative Agent and the Banks party hereto hereby waive:

         (a) any non-compliance by the Borrower with the provisions of Section
4.18 of the Credit Agreement prior to the date hereof to the extent the Borrower would have otherwise been in compliance with Section 4.18 of the Credit Agreement, as amended by this Amendment No. 1 and Waiver, at such time.

         (b) any Default or Event of Default that may exist under Section 6.01(c)(i) of the Credit Agreement solely as a result of any non-compliance by the Borrower described in the preceding clause (a).

     4. Continuing Effect of Credit Agreement. The provisions of the Credit Agreement are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

     5. Representations and Warranties. In order to induce the Administrative Agent and the Banks to agree to this Amendment, the Borrower hereby represents and warrants as follows:

     Each representation and warranty made by the Borrower in any Loan Document is, both before and after giving effect to this Amendment, true and correct at and as of the Effective Date, and, both before and after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

     6. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

         (a) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

               (i) this Amendment duly executed by the Borrower, the Administrative Agent and the Required Banks; and

               (ii) such other information, documents or materials as the Administrative Agent may have requested pursuant to the Loan Documents; and

         (b) the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and disbursements of legal counsel retained by the Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Borrower).

     7. Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.

     8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

     9. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be executed by their duly authorized officers all as of the date first above written.


                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower



                                        By:  /s/ Todd Larson
                                            ------------------------------------
                                            Name: Todd Larson
                                            Title: Senior Vice President



                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        BANK OF AMERICA, N.A.
                                        as a Bank



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        FLEET NATIONAL BANK
                                        as a Bank



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        ROYAL BANK OF CANADA
                                        as a Bank



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:




                          [Amendment No. 1 and Waiver]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be executed by their duly authorized officers all as of the date first above witten.


                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank



                                        By: /s/ Benjamin L. Balkind
                                           -------------------------------------
                                           Name:  Benjamin L. Balkind
                                           Title: Vice President



                                        BANK OF AMERICA,N.A.
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        FLEET NATIONAL BANK
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ROYAL, BANK OF CANADA
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




                          [Amendment No. 1 and Waiver]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be executed by their duly authorized officers all as of the date first above witten.




                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        BANK OF AMERICA, N.A.
                                        as a Bank



                                        By: /s/ Jim V. Miller
                                           -------------------------------------
                                           Name:  Jim V. Miller
                                           Title: Managing Director



                                        FLEET NATIONAL BANK
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        ROYAL BANK OF CANADA
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                          [Amendment No. 1 and Waiver]

     IN WITNESS WHEREOF, the parties hereto have caused this amendment No. 1 and Waiver to be executed by their duly authorized officers all as of the date first above witten.



                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BANK OF AMERICA, N.A.
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        FLEET NATIONAL BANK
                                        as a Bank



                                        By: /s/ David A. Bosselait
                                           -------------------------------------
                                           Name:  David A. Bosselait
                                           Title: Director



                                        ROYAL BANK OF CANADA
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                          [Amendment No. 1 and Waiver]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be executed by their duly authorized officers all as of the date first above witten.



                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        BANK OF AMERICA, N.A.
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FLEET NATIONAL BANK
                                        as a Bank



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        ROYAL BANK OF CANADA
                                        as a Bank



                                        By: /s/ Alexander Birr
                                           -------------------------------------
                                           Name: Alexander Birr
                                           Title: Senior Manager



                          [Amendment No. 1 and Waiver]

                                                                         ANNEX A

                                  THE OFFERING

SECURITIES OFFERED.......        units, or up to       units if the underwriters
                           exercise their option to purchase additional units, consisting of:

                           o    a preferred security having a stated
                                liquidation amount of $50; and

                           o    a warrant to purchase at any time prior to
                                       , 2050, shares, unless earlier redeemed,
                                subject to antidilution adjustments, of our common stock.

                           The preferred securities represent an undivided beneficial ownership interest in the assets of the Trust, which will consist solely of the junior subordinated debentures issued by us. Each debenture will have a principal amount at maturity of $50. To exercise a warrant, a holder must tender the warrant together with its exercise price as described below under "-- Warrant Exercise Price."

                           At any time after the issuance of the units, the preferred security and the warrant components of each unit may be separated by the holder and transferred separately. Thereafter, a separated warrant and preferred security may be recombined to form a unit.

PRICE....................  $50 per unit.

MATURITY OF DEBENTURES...            , 2050.

EXPIRATION OF WARRANTS...            , 2050.

DISTRIBUTION DATES.......           ,          , and           of each year,
                           beginning on         , 2002. Distribution on the
                           preferred securities will be made only to the extent that we make corresponding interest payments on the debentures.

DISTRIBUTION RATE........     % per year on the stated liquidation amount of
                           the preferred securities, subject to reset upon a remarketing to the reset rate on the accreted value as of the end of the day next preceding the remarketing settlement date. The distribution rate on the preferred securities will correspond to the interest rate on the debentures.

ACCRETED VALUE...........  The "accreted value" of a preferred security is equal to the accreted value of a debenture, which is equal to the sum of the initial purchase price of the preferred security component of each unit
                           (or $       ) plus accrual of discount (that is, the
                           difference between the principal amount of $50
                           payable in respect of a debenture on         2050 and
                           its initial purchase price) calculated from         ,
                           2001 to the date of calculation at the all-in yield
                           rate of    % per annum through         , 2050 minus
                           accrual of interest on the principal amount of the
                           debentures (or $50) at the rate of    % in each case,
                           on a quarterly bond equivalent yield basis using a 360-day year of twelve 30-day months until that sum
                           equals $50 on           2050.

DEFERRAL OF PAYMENTS.....  So long as we are not in default in the payment of interest on the debentures and so long as a failed remarketing has not occurred, we will have the right, at any time, and from time to time during the term of the debentures, to defer payments of interest by extending the interest payment period for a period not exceeding 20 consecutive quarters or extending beyond the stated maturity of the debentures (the "extension period"), during which extension period no interest will be due and payable. Prior to the termination of any such extension period, we may further extend such extension period; provided that such extension period, together with all such previous and further extensions, may not exceed 20 consecutive quarters or extend beyond the stated maturity of the debentures. During any extension period, we will agree not to make certain restricted payments.

WARRANT EXERCISE PRICE...  The warrant exercise price will be $50, unless RGA chooses to redeem the warrants as described below, in which case the exercise price of the warrants instead of redemption will be an amount initially
                           equal to $     , which price will accrete on a daily
                           basis as described in this prospectus supplement to a maximum of $50, on the expiration date. In such circumstances, the warrant exercise price will accrete on a daily basis such that on any given date
                           of calculation it will be equal to $         plus
                           accretion, calculated from         , 2001 to the
                           date of calculation, at the all-in yield of      %
                           per annum through         , 2050 minus accrual of an
                           amount equal to $50 multiplied by         %, in each
                           case, on a quarterly bond equivalent basis using a 360-day year of twelve 30-day months. In connection with an exercise of the warrants instead of a redemption, the exercise price of the warrants will be calculated as of the business day next preceding the redemption date. If the warrant holder exercises the warrant other than instead of a redemption, the warrant exercise price will be $50.

OPTIONAL REDEMPTION OF
WARRANTS AND REMARKETING
OF PREFERRED SECURITIES..  If on any date after         , 2004, the closing
                           price of our common stock exceeds and has exceeded a
                           price per share equal to $       , subject to
                           adjustment, for at least 20 trading days (as defined below) within the immediately preceding 30 consecutive trading days, we may at our option, elect to redeem the warrants, in whole but not in part, for cash [or, if specified conditions are met, our common stock or a combination of cash and our common stock,] equal to the warrant redemption amount, which will be equal to $50 minus the exercise price of the warrant as of the end of the day next preceding the redemption date instead of redemption as described above. In addition, as described below, we may redeem the warrants if certain other events occur.

                           The warrants will be redeemed on the redemption date unless a warrant holder affirmatively elects to exercise its warrants. We are is not required to give the holders of the warrants more than six business days notice of our election to redeem the warrants. Because of the abbreviated notification period, a warrant holder who intends to exercise its warrant upon an optional redemption of the warrants may want to provide standing instructions [to its broker or the party which holds the warrant for the holder for the exercise of the warrants and the delivery of shares to the warrant agent] in order to allow that party to act quickly if it receives a notice of redemption from us. See "Risk Factors -- You may be required to elect to exercise your warrants within five business days of notification of an election by RGA to optionally redeem the
                         warrants" beginning on page   in this prospectus
                         supplement.


                         In connection with a redemption or upon expiration of the warrants, we will also be obligated to seek a remarketing of all the preferred securities at a price of no less than 100% of their accreted value. If the warrant holder chooses to exercise the warrant and is a unit holder that has not opted out of the remarketing, the proceeds from a successful contemporaneous remarketing of the related preferred security will be applied to satisfy in full the exercise price of the warrant. The remarketing settlement date and the optional redemption date will be three business days after the remarketing date.


                         Also in connection with a remarketing:

                         - the adjusted maturity of the debentures (and, as a result, the redemption date of the preferred securities) will become the date which is 93 days following the remarketing settlement date;

                         - the amount due at the adjusted maturity date of the debentures will be the accreted value of the debentures as of the end of the business day next preceding the remarketing settlement date (and, as a result, the amount due at the adjusted redemption date of the preferred securities will be the accreted value of the preferred securities as of such date);

                         - upon a remarketing of the preferred securities in connection with an expiration of the warrants at maturity, the preferred securities will be remarketed at their stated liquidation amount; and

                         - on the remarketing settlement date, the debentures will have an interest rate on their accreted value or stated liquidation amount if remarketed at maturity (and, as a result, the preferred securities will have a distribution rate on their accreted value or stated liquidation amount if remarketed at maturity) equal to the rate established in the remarketing.

                         See "-- Failed Remarketing" below for a description of the consequences of the failure to successfully remarket the preferred securities in connection with a redemption or expiration of the warrants.

REDEMPTION AND
REMARKETING UPON TAX
EVENT OR INVESTMENT
COMPANY EVENT........... If (1) certain tax events occur or (2) if there is a more than an insubstantial risk that the Trust will be considered an investment company under the Investment Company Act of 1940 and certain requirements are satisfied, we may, at our option, elect to redeem the warrants at their warrant redemption amount and remarket the preferred securities.

CHANGE OF CONTROL...............   If a change of control occurs, as defined
                                   under "Description of the Warrants -- Change of Control" in this prospectus supplement, the holders of unit securities will have the right to:

                                   o    require RGA to redeem that holder's
                                        warrant on the date that is 45 days
                                        after the date RGA gives notice of the
                                        change of control event at a redemption
                                        price equal to 100% of the warrant
                                        redemption amount on the redemption date which may be paid in cash or, at our option if we satisfy specified conditions, our common stock or a combination of cash and our common stock; and

                                   o    exchange that holder's preferred
                                        security for a debenture having an
                                        accreted value equal to the accreted
                                        value of such preferred security and to
                                        require RGA to repurchase such debenture on the repurchase date at a repurchase price equal to 100% of the accreted value of the debenture on the repurchase date plus accrued and unpaid interest (including deferred interest) on the debentures to, but excluding, the repurchase date.

                                   See "Description of the Warrants -- Change of Control" and "Description of the Preferred Securities -- Change of Control" in this prospectus supplement.

REMARKETING AT EXPIRATION OF
WARRANTS........................   If not previously remarketed, the preferred
                                   securities will be remarketed on        ,
                                   2050. In addition, the warrants will expire
                                   on       , 2050, unless previously exercised.


EXERCISE OF WARRANTS............   A holder may exercise warrants at any time
                                   prior to the close of business on        ,
                                   2050 (the "expiration date"), unless earlier redeemed.

                                   The warrants will not be exercisable unless, at the time of the exercise:

                                   o    a registration statement is in
                                        effect under the Securities Act of 1933
                                        covering the issuance and sale (and
                                        resale) of the shares of common stock
                                        upon exercise of the warrants or the
                                        issuance and sale (and resale) of the
                                        shares upon exercise of the warrants is
                                        exempt from the registration
                                        requirements of the Securities Act of
                                        1933;

                                   o    the shares have been registered,
                                        qualified or are deemed to be exempt
                                        under the securities laws of the state
                                        of residence of the exercising holder of the warrants; and

                                   o    to the extent required by
                                        applicable law, a then current
                                        prospectus is delivered to the
                                        exercising holders of the warrants.

                                   Holders must pay the exercise price of their warrants in cash (including the automatic application of a portion of the proceeds of any remarketing of preferred securities). Accordingly, the holders of units may not tender their preferred securities directly toward payment of the exercise price of the warrants.

RIGHTS OF A UNIT HOLDER.........   Following an exercise of warrants by a unit
                                   holder other than in connection with a
                                   remarketing, the holder may require the Trust to exchange the holder's related preferred securities for debentures and require RGA to repurchase such debentures at $50 on a special distribution date which is no less than 93 days following the exercise of the warrants.

                                   If a unit holder exercises the warrant that is part of the unit in connection with an optional redemption of the warrants by RGA or expiration of the warrants, the holder will be able to satisfy in full the exercise price by applying the proceeds of a successful related remarketing of the related preferred securities. See "Description of the Preferred Securities -- Remarketing" in this prospectus supplement.

FAILED REMARKETING..............   If the remarketing agent is unable to
                                   remarket the preferred securities when
                                   required for any reason, a "failed
                                   remarketing" will have occurred. If a failed remarketing occurs:

                                   o    beginning on the third business day
                                        after such date, interest will accrue on the accreted value of the debentures, and distributions will accumulate on the accreted value of the preferred securities;

                                   o    the interest rate on the accreted
                                        value of debentures will be        % pre
                                        annum and, as a result, the distribution rate on the accreted value of the preferred securities will increase correspondingly;

                                   o    the stated maturity of the accreted
                                        value of the debentures (and, as a
                                        result, the final distribution date for
                                        the preferred securities) will become
                                        the date which is 93 days after the
                                        failed remarketing settlement date; and

                                   o    we will no longer have the option
                                        to defer interest payments on the
                                        debentures.

                                   Notwithstanding that a failed remarketing in connection with an optional redemption of the warrants may occur, the warrants would nevertheless be redeemed at the warrant redemption amount on the optional redemption date and a warrant holder who has elected to exercise its warrants will be obligated to exercise its warrants instead of such redemption by paying the exercise price in cash.

GUARANTEE.......................   The following payments or distributions with
                                   respect to the preferred securities and
                                   common securities on a pro rata basis, to the extent not paid by or on behalf of the Trust, will be guaranteed by us:

                                   o    any accumulated and unpaid
                                        distributions required to be paid on the preferred securities and common securities on a pro rata basis, to the extent that the Trust has sufficient funds available therefor at the time;

                         - the redemption price with respect to any preferred
                           securities and common securities on a pro rata basis called for redemption, to the extent that the Trust has sufficient funds available therefor at such time;

                         - the repurchase of debentures, which are exchanged for
                           preferred securities if a change of control occurs, at the accreted value equal to the accreted value of the preferred securities, plus accrued and unpaid interest on the debentures (including deferred interest) to, but excluding, the repurchase date; and

                         - upon a voluntary or involuntary dissolution, winding
                           up or termination of the Trust (other than in connection with the exchange of all of the preferred securities for debentures and the distribution of the debentures to the holders of the preferred securities and common securities on a pro rata basis), the lesser of

                           - the aggregate accreted value of the common and
                             preferred securities of the Trust and all accumulated and unpaid distributions thereon to the date of payment; and

                           - the amount of assets of the Trust remaining
                             available for distribution to the holders of preferred securities and common securities on a pro rata basis.


                         Our obligations under the guarantee will be subordinated and junior in right of payment to all of our existing and future senior indebtedness.


THE TRUST..............  The Trust is a Delaware statutory business trust. The sole assets of the Trust will be the debentures. The Trust will issue the preferred securities and the common securities. All of the common securities will be owned by us, in an aggregate liquidation amount of at least 3% of the total capital of the Trust.

RANKING................  Payment of distributions on, and the redemption price of, the preferred securities and the common securities, will generally be made pro rata based on their liquidation amounts. However, if on any payment date, an indenture event of default has occurred and is continuing, no payment on the common securities will be made unless payment in full in cash of all accumulated and unpaid distributions on all of the outstanding preferred securities for all current and prior distribution periods (or in the case of payment of the redemption price, the full amount of such redemption price on all of the outstanding preferred securities then called for redemption), has been made or provided for.

FORM AND DENOMINATION..  The Depository Trust Company, which we refer to as
                         "DTC," will act as securities depositary for the unit securities, each of which will be issued only as fully registered securities registered in the name of DTC or its nominee for credit to an account of a




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
                         direct or indirect participant in DTC. One or more fully registered certificates will be issued for each of the unit securities, and will be deposited with the property trustee as custodian for DTC. The preferred securities will be issued in denominations of $50 stated liquidation amount and whole multiples of $50. See "Book-Entry Issuance" in this prospectus supplement.


USE OF PROCEEDS......... We will use the net proceeds from the offering of the units (consisting of the portion of the net proceeds from the sale of the units relating to the warrants, and the net proceeds from the issuance of the debentures to the Trust) for general corporate purposes. The Trust will use the portion of the net proceeds from the sale of the units relating to the preferred securities to acquire the debentures from us.


MATERIAL UNITED STATES
FEDERAL INCOME TAX
CONSEQUENCES............ RGA intends to treat and you (by your acceptance of a beneficial interest in the unit) agree to treat each unit as an "investment unit" consisting of a preferred security and a warrant. As such, the purchase price of each unit will be allocated between the preferred security and the warrant in proportion to their respective fair market values at the time of purchase.

                         In the opinion of Bryan Cave LLP, counsel to RGA, for United States federal income tax purposes (x) the debentures will be treated as debt and (y) the Trust will be treated as a grantor trust. As a result, each holder of a preferred security generally will be treated as owning an undivided beneficial ownership interest in the debentures. As a consequence, if the holder is a United States taxpayer, it will be required to include as ordinary income amounts constituting original issue discount. The amount of interest income, including original issue discount, on which it will be taxed will exceed its share of the cash interest payments received from the Trust on the preferred securities. See "Material United States Federal Income Tax Consequences" in this prospectus supplement.


ERISA CONSIDERATIONS.... Each purchaser and subsequent transferee of the units, including the underlying preferred securities, warrants, debentures and any shares of our common stock issued upon the exercise of the warrants will be deemed to have represented and warranted that the acquisition and holding of these securities by the purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974 ("ERISA") or
                         Section 4975 of the Internal Revenue Code of 1986 or similar violation under any applicable similar laws. See "ERISA Considerations" in this prospectus supplement.

ABSENCE OF A PUBLIC
MARKET FOR THE UNITS.... The units and their components will be new securities.
                         We cannot assure you that an active or liquid market will develop for the units or their components.

NEW YORK STOCK EXCHANGE    Our common stock is traded on the New York Stock
SYMBOL FOR OUR COMMON      Exchange under the symbol "RGA". We have applied to
STOCK AND LISTING........  list the units on the NYSE under the symbol "      ."
                           We expect that trading of the units on the NYSE will commence on the second trading day after the date of this prospectus supplement. If either the preferred securities or the warrants are traded at a volume that satisfies applicable exchange listing requirements, then we will use our reasonable best efforts to list those securities on the national securities exchange or quotation system on which the units are then listed or quoted.

                           [PLANNED DEBT OFFERING

        Following this offering, we intend to sell $200. million aggregate principal amount of our senior notes. This offering and the concurrent senior notes offering are not conditioned on each other, which means that we may complete either offering without completing the other.]









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